EXHIBIT 32.1
BABCOCK & WILCOX ENTERPRISES, INC.
Certification Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Kenneth M. Young, President and Chief Executive Officer of Babcock & Wilcox Enterprises, Inc., a Delaware corporation (the “Company”), hereby certify, to my knowledge, that:
(1)the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2026 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of B&W as of the dates and for the periods expressed in the Report.

Dated: August 10, 2026	/s/ Kenneth M. Young
Kenneth M. Young
Chairman and Chief Executive Officer